UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2024

BIRCHTECH CORP.
(Exact name of registrant as specified in its charter)

Commission file number 000-33067

Delaware	87-0398271
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1810 Jester Drive Corsicana, Texas	75109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 505-6115

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Birchtech, Inc. (the “Company”) previously reported that effective on October 17, 2024, its corporate name changed from “Midwest Energy Emissions Corp.” to “Birchtech Corp.” pursuant to a Certificate of Amendment to its Certificate of Incorporation filed with the State of Delaware (the “Corporate Name Change”).

On November 11, 2024, the Board of Directors of the Company (the “Board”) approved a conforming amendment to the By-laws of the Company to reflect the Corporate Name Change. No other changes were made to the By-laws. A copy of the Second Amended and Restated By-laws reflecting this amendment is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events.

Equity Incentive Plans

The Company previously reported that on July 3, 2023 the Board approved and adopted the Company’s Amended and Restated 2014 Equity Incentive Plan (the (the “2014 Plan”) and the Company’s Amended and Restated 2017 Equity Incentive Plan (the “2017 Plan”) which amended the Company’s previously adopted 2014 Equity Incentive Plan and 2017 Equity Incentive Plan. Stockholder approval was obtained on December 5, 2023. On October 29, 2024, the Board approved certain non-material amendments to the 2014 Plan and 2017 Plan which amendments were made in connection with the listing of the Company’s shares on the Toronto Stock Exchange (“TSX”) and graduation from the TSX Venture Exchange to the TSX. Copies of the 2014 Plan and 2017 Plan, as amended on October 29, 2024, are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Majority Voting Policy

On October 30, 2024, the Board adopted a Majority Voting Policy. In an uncontested election of directors, any nominee who receives a greater number of votes “withheld” than votes “for” (i.e., the nominee is not elected by at least a majority (50% +1) of the votes cast with respect to his/her election) is required to tender his/her resignation to the Board promptly following the stockholders meeting. The directors will consider the offer of resignation and, except in exceptional circumstances, will recommend that the Board accept the resignation. The Board will make its decision within 90 days following the stockholders meeting and announce it in a press release, including the reasons for rejecting the resignation, if applicable. The nominee will not participate in any deliberations on the resignation offer. The policy does not apply in circumstances involving contested director elections. A copy of the Majority Voting Policy is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Second Amended and Restated By-laws

10.1	Amended and Restated 2014 Equity Incentive Plan, as amended October 29, 2024

10.2	Amended and Restated 2017 Equity Incentive Plan, as amended October 29, 2024

10.3	Majority Voting Policy

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Birchtech Corp.

Date: November 15, 2024	By:	/s/ Richard MacPherson
Richard MacPherson President and Chief Executive Officer

3